Investor contact:                        Media contact:
Brad Burke                            Leslie Wojcik
SEI                                SEI
+1 610-676-5350                        +1 610-676-4191
bburke2@seic.com                        lwojcik@seic.com
Pages:        10

FOR IMMEDIATE RELEASE

SEI Reports Third-Quarter 2024 Financial Results
Net Sales Events, AUM, and AUA Drive Record Quarter
OAKS, Pa., Oct. 23, 2024 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the third quarter 2024. Relative to the third quarter 2023, EPS increased by 37%, and revenue and operating income grew by 13% and 33%, respectively, with operating margins increasing to 26.8%.
All business segments reported revenue and operating margin growth relative to both the third quarter 2023 and the second quarter 2024. Net sales events of $46 million represent the highest level ever achieved in a single quarter. Total assets under management, administration, and advisement grew to a record high of approximately $1.6 trillion.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2024	2023	%	2024	2023	%

Revenues	$537,396	$476,759	13%	$1,567,961	$1,434,935	9%
Operating income	143,832	108,472	33%	406,197	322,840	26%
Operating margin	26.8%	22.8%	18%	25.9%	22.5%	15%
Net income	154,900	115,661	34%	425,420	341,527	25%
Diluted earnings per share	$1.19	$0.87	37%	$3.23	$2.54	27%

“Over the last two years, we have made meaningful adjustments that have reinforced the foundation for executing our growth strategy—driving quality sales, increasing client engagement, and capitalizing on market opportunities. Our record third-quarter results highlight our market momentum and that we are running our company differently," said CEO Ryan Hicke.
“I am confident that SEI’s combination of stability, culture, balance sheet strength, client focus, and willingness to invest in innovation and scalable solutions will drive competitive differentiation and accelerated growth. We are focused on maximizing our enterprise value for our shareholders, and we are proud of our employees’ dedication and enthusiasm.”

Summary of Third-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2024	2023	%	2024	2023	%
Private Banks:
Revenues	$138,734	$119,664	16%	$401,272	$372,980	8%
Expenses	115,097	111,207	3%	339,961	337,834	1%
Operating Profit	23,637	8,457	179%	61,311	35,146	74%
Operating Margin	17%	7%		15%	9%

Investment Advisors:
Revenues	126,836	110,461	15%	370,141	326,579	13%
Expenses	70,152	64,280	9%	206,063	192,004	7%
Operating Profit	56,684	46,181	23%	164,078	134,575	22%
Operating Margin	45%	42%		44%	41%

Institutional Investors:
Revenues	71,626	70,479	2%	214,911	219,914	(2)%
Expenses	37,851	39,953	(5)%	116,386	126,337	(8)%
Operating Profit	33,775	30,526	11%	98,525	93,577	5%
Operating Margin	47%	43%		46%	43%

Investment Managers:
Revenues	184,607	162,982	13%	537,128	476,683	13%
Expenses	114,118	103,585	10%	334,955	308,483	9%
Operating Profit	70,489	59,397	19%	202,173	168,200	20%
Operating Margin	38%	36%		38%	35%

Investments in New Businesses:
Revenues	15,593	13,173	18%	44,509	38,779	15%
Expenses	18,440	18,265	1%	55,403	52,919	5%
Operating Loss	(2,847)	(5,092)	NM	(10,894)	(14,140)	NM

Totals:
Revenues	$537,396	$476,759	13%	$1,567,961	$1,434,935	9%
Expenses	355,658	337,290	5%	1,052,768	1,017,577	3%
Corporate Overhead Expenses	37,906	30,997	22%	108,996	94,518	15%
Income from Operations	$143,832	$108,472	33%	$406,197	$322,840	26%

Third-Quarter Business Highlights:
•Diluted EPS of $1.19, up 37% from the prior year, represents the second-highest level in SEI’s history. SEI’s strong EPS growth is attributable to double-digit revenue growth, margin expansion in each segment, a one-time gain of $8.2 million, or $0.05 impact, due to the sale of property located in New York, and a large one-time performance fee from LSV, of which our portion was approximately $5.3 million, or $0.03 impact.
•Consolidated revenues increased by 13% from Q3 2023, with each business segment posting positive growth. Both the Private Banks and Investment Advisors segments realized double-digit revenue growth in the quarter.
◦Drivers of revenue growth were broad-based, with positive contributions from market appreciation, cross-sales to existing clients, and sales to new clients.
◦Private Banks revenue growth of 16% was driven by backlog implementations, converting new clients onto the SEI Wealth PlatformSM (SWP), and growth in the volume of assets processed on SWP.
◦Investment Advisors revenue growth of 15% was driven by a positive contribution from the FDIC program, which contributed $10.7 million to revenue in the quarter, and strong performance in separate account offerings.
•Average assets under administration increased by 2%, and average assets under management increased by 4%, relative to the second-quarter 2024. On a year-over-year basis, average AUA and AUM increased by 15% and 16%, respectively.
◦Combined assets under management, administration, and advisement reached a record balance of approximately $1.6 trillion at quarter-end.
◦Increases in assets were driven by a mix of market appreciation and positive net inflows, notably in the Investment Advisors and Investment Managers segments.
•Operating profit margins of 26.8% increased on both a year-over-year and sequential basis. Margins also increased for each of our business segments, also on a year-over-year and sequential basis. Margin improvement was driven by operating leverage on revenue growth in addition to focused cost management efforts, most notably in the Private Banks and Institutional Investors businesses.
•Net sales events during the third quarter 2024 were $46.4 million, a record level of net sales events for any single quarter. Net sales events in third quarter are expected to generate net annualized recurring revenues of approximately $34.9 million when contract values are completely realized (see the Sales Events schedule for further details).
•Earnings from LSV increased to $36.5 million in the third quarter 2024 as compared to $29.9 million in the third quarter 2023 due to market appreciation and higher performance fees. Net negative cash flows from existing clients and client losses partially offset the increase in earnings from LSV.
•SEI repurchased 1.3 million shares of common stock for $85.8 million during the third quarter 2024 at an average price of $67.40 per share.
•SEI recognized other income of $8.2 million, or $0.05 diluted earnings per share, in third quarter 2024 from the sale of property located in New York, NY, noted above.

Earnings Conference Call
A conference call to review earnings is scheduled for 5 p.m. Eastern time on Oct. 23, 2024. Investors and the public may listen to the call and replay at seic.com/ir-events.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to help drive growth, make confident decisions, and protect futures. As of Sept. 30, 2024, SEI manages, advises, or administers approximately $1.6 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the degree to which our combination of stability, culture, balance sheet strength, client focus, and willingness to invest in innovation and scalable solutions will drive competitive differentiation and accelerated growth; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•our strategic priorities and the strength of our execution against these priorities, including, without limitation, sales, client engagement, marketing and enterprise positioning, expanding our share of total addressable markets and the markets that we identify for expansion;
•our investment priorities;
•the opportunities available to us for growth and to gain share in the markets in which we currently, and seek to, participate;
•our opportunities for earnings growth, including the opportunities for growth for our Institutional business and delivering single products to our Institutional clients;
•the performance of our various businesses, including the margins and profitability of such businesses;
•the strength and elements of our balance sheet;
•the strength of our pipelines and the momentum that each may have;
•our run rate and the stability of the elements of that run rate;
•the effects of any change to the federal funds rate on our businesses or products and the revenue associated with these items;
•the effects of consolidation in the industries in which we participate;
•the demand for our products and services, including the outsourcing services of our Investment Managers business, Data Cloud and Integration Transition Services;
•platform adoption in the RIA space and the potential to win clients as a consequence of consolidation in the RIA space;
•the amount of revenue we may generate from the cash balances in our Integrated Cash Program and the volatility of these cash deposits;
•the amount, if any, of management fees that may be received by LSV and the contribution of such management fees to our equity income; and
•the market dynamics affecting our businesses.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2023, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023

Asset management, admin. and distribution fees	$423,859	$380,594	$1,237,623	$1,131,244
Information processing and software servicing fees	113,537	96,165	330,338	303,691

Total revenues	537,396	476,759	1,567,961	1,434,935

Subadvisory, distribution and other asset mgmt. costs	47,969	47,531	141,279	142,157
Software royalties and other information processing costs	8,936	8,095	25,503	23,784
Compensation, benefits and other personnel	191,740	180,470	570,534	529,591
Stock-based compensation	13,696	7,979	37,224	23,458
Consulting, outsourcing and professional fees	53,291	54,203	159,258	176,619
Data processing and computer related	37,556	34,016	112,790	102,301
Facilities, supplies and other costs	21,622	16,999	58,795	58,825
Amortization	10,413	9,797	31,284	28,851
Depreciation	8,341	9,197	25,097	26,509

Total expenses	393,564	368,287	1,161,764	1,112,095

Income from operations	143,832	108,472	406,197	322,840

Net gain (loss) from investments	427	(206)	3,349	1,053
Interest and dividend income	13,579	11,125	35,950	29,453
Interest expense	(141)	(116)	(419)	(396)
Other income	8,151	—	8,151	—
Equity in earnings of unconsolidated affiliate	36,513	29,927	102,375	91,517

Income before income taxes	202,361	149,202	555,603	444,467

Income taxes	47,461	33,541	130,183	102,940

Net income	$154,900	$115,661	$425,420	$341,527

Basic earnings per common share	$1.20	$0.87	$3.26	$2.57

Shares used to calculate basic earnings per share	129,418	132,231	130,550	133,035

Diluted earnings per common share	$1.19	$0.87	$3.23	$2.54

Shares used to calculate diluted earnings per share	130,671	133,504	131,830	134,250

Dividends declared per common share	$—	$—	$0.46	$0.43

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands) (Unaudited)

	September 30,	December 31,
	2024	2023
Assets
Current Assets:
Cash and cash equivalents	$901,134	$834,697
Restricted cash	302	301
Receivables from investment products	54,585	55,886
Receivables, net of allowance for doubtful accounts of $1,833 and $663	609,794	501,434
Securities owned	30,289	31,334
Other current assets	61,433	54,464
Total Current Assets	1,657,537	1,478,116

Property and Equipment, net of accumulated depreciation of $489,143 and $474,034	164,927	171,364
Operating Lease Right-of-Use Assets	29,567	22,477
Capitalized Software, net of accumulated amortization of $633,932 and $612,971	237,236	239,783
Available for Sale and Equity Securities	175,722	155,413
Investments in Affiliated Funds, at fair value	8,410	7,316
Investment in Unconsolidated Affiliate	49,675	110,781
Goodwill	138,085	137,333
Intangible Assets, net of accumulated amortization of $52,964 and $42,520	74,041	82,443
Deferred Contract Costs	42,527	40,221
Deferred Income Taxes	58,373	37,709
Other Assets, net	48,329	37,047
Total Assets	$2,684,429	$2,520,003

Liabilities and Equity
Current Liabilities:
Accounts payable	$8,250	$10,618
Accrued liabilities	258,167	318,945
Current portion of long-term operating lease liabilities	7,926	8,118
Deferred revenue	11,330	15,366
Total Current Liabilities	285,673	353,047

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	24,647	17,235
Other Long-term Liabilities	18,896	17,090
Total Liabilities	330,019	388,175

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 128,755 and 131,178 shares issued and outstanding	1,288	1,312
Capital in excess of par value	1,477,880	1,404,962
Retained earnings	901,908	762,586
Accumulated other comprehensive loss, net	(26,666)	(37,032)
Total Shareholders' Equity	2,354,410	2,131,828
Total Liabilities and Shareholders' Equity	$2,684,429	$2,520,003

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	For the Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net income	$425,420	$341,527
Adjustments to reconcile net income to net cash provided by operating activities	$1,654	$4,455
Net cash provided by operating activities	$427,074	$345,982
Net cash used in investing activities	($57,185)	($48,237)
Net cash used in financing activities	($310,392)	($294,886)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	6,941	(1,474)
Net increase in cash, cash equivalents and restricted cash	66,438	1,385
Cash, cash equivalents and restricted cash, beginning of period	834,998	853,359
Cash, cash equivalents and restricted cash, end of period	$901,436	$854,744

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2023	2023	2024	2024	2024
Private Banks:
Equity and fixed-income programs	$23,039	$24,496	$25,282	$25,031	$26,565
Collective trust fund programs	6	4	5	5	5
Liquidity funds	3,636	3,916	2,733	2,699	2,948
Total assets under management	$26,681	$28,416	$28,020	$27,735	$29,518
Client assets under administration	4,399	7,267	8,024	7,813	8,349
Total assets	$31,080	$35,683	$36,044	$35,548	$37,867

Investment Advisors:
Equity and fixed-income programs	$66,911	$71,634	$74,715	$74,556	$78,361
Liquidity funds	5,175	4,812	4,722	4,301	2,790
Total Platform assets under management	$72,086	$76,446	$79,437	$78,857	$81,151
Platform-only assets	16,232	18,324	20,516	21,908	24,501
Platform-only assets-deposit program	—	843	897	894	2,447
Total Platform assets	$88,318	$95,613	$100,850	$101,659	$108,099

Institutional Investors:
Equity and fixed-income programs	$72,387	$77,208	$75,969	$75,542	$79,252
Collective trust fund programs	4	1	1	1	1
Liquidity funds	2,119	1,734	2,179	2,309	1,829
Total assets under management	$74,510	$78,943	$78,149	$77,852	$81,082
Client assets under advisement	4,085	6,120	6,862	7,886	8,038
Total assets	$78,595	$85,063	$85,011	$85,738	$89,120

Investment Managers:
Collective trust fund programs (A)	$146,991	$156,376	$161,660	$192,747	$204,429
Liquidity funds	180	114	202	221	233
Total assets under management	$147,171	$156,490	$161,862	$192,968	$204,662
Client assets under administration	871,385	920,757	959,904	998,315	1,022,515
Total assets	$1,018,556	$1,077,247	$1,121,766	$1,191,283	$1,227,177

Investments in New Businesses:
Equity and fixed-income programs	$2,017	$2,174	$2,269	$2,285	$2,825
Liquidity funds	202	209	223	631	246
Total assets under management	$2,219	$2,383	$2,492	$2,916	$3,071
Client assets under advisement	1,070	1,150	1,248	1,886	2,021
Client assets under administration	14,997	14,807	15,411	14,848	15,110
Total assets	$18,286	$18,340	$19,151	$19,650	$20,202

LSV Asset Management:
Equity and fixed-income programs (B)	$83,684	$89,312	$93,616	$90,197	$93,855

Total:
Equity and fixed-income programs (C)	$248,038	$264,824	$271,851	$267,611	$280,858
Collective trust fund programs	147,001	156,381	161,666	192,753	204,435
Liquidity funds	11,312	10,785	10,059	10,161	8,046
Total assets under management	$406,351	$431,990	$443,576	$470,525	$493,339
Client assets under advisement	5,155	7,270	8,110	9,772	10,059
Client assets under administration (D)	890,781	942,831	983,339	1,020,976	1,045,974
Platform-only assets	16,232	19,167	21,413	22,802	26,948
Total assets	$1,318,519	$1,401,258	$1,456,438	$1,524,075	$1,576,320
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.6 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of September 30, 2024).
(C)Equity and fixed-income programs include $6.4 billion of assets invested in various asset allocation funds (as of September 30, 2024).
(D)    In addition to the assets presented, SEI also administers an additional $8.5 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of September 30, 2024).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2023	2023	2024	2024	2024
Private Banks:
Equity and fixed-income programs	$23,920	$23,309	$24,593	$24,859	$25,823
Collective trust fund programs	6	5	4	5	5
Liquidity funds	3,585	3,808	3,902	2,734	2,858
Total assets under management	$27,511	$27,122	$28,499	$27,598	$28,686
Client assets under administration	4,221	7,083	7,753	7,884	8,074
Total assets	$31,732	$34,205	$36,252	$35,482	$36,760

Investment Advisors:
Equity and fixed-income programs	$69,309	$68,369	$72,689	$73,793	$76,111
Liquidity funds	4,990	5,046	4,649	4,348	4,264
Total Platform assets under management	$74,299	$73,415	$77,338	$78,141	$80,375
Platform-only assets	16,544	17,201	19,198	20,897	23,194
Platform-only assets-deposit program	—	281	849	886	1,176
Total Platform assets	$90,843	$90,897	$97,385	$99,924	$104,745

Institutional Investors:
Equity and fixed-income programs	$75,023	$73,644	$76,414	$75,203	$77,473
Collective trust fund programs	4	3	1	1	1
Liquidity funds	1,611	1,682	1,812	1,893	2,046
Total assets under management	$76,638	$75,329	$78,227	$77,097	$79,520
Client assets under advisement	4,294	4,607	6,498	7,508	7,925
Total assets	$80,932	$79,936	$84,725	$84,605	$87,445

Investment Managers:
Collective trust fund programs (A)	$150,379	$149,551	$156,737	$189,884	$198,839
Liquidity funds	237	205	207	227	245
Total assets under management	$150,616	$149,756	$156,944	$190,111	$199,084
Client assets under administration	873,821	901,487	938,804	982,806	1,005,111
Total assets	$1,024,437	$1,051,243	$1,095,748	$1,172,917	$1,204,195

Investments in New Businesses:
Equity and fixed-income programs	$2,096	$2,069	$2,200	$2,234	$2,432
Liquidity funds	211	197	214	471	546
Total assets under management	$2,307	$2,266	$2,414	$2,705	$2,978
Client assets under advisement	1,101	1,080	1,194	2,014	1,885
Client assets under administration	15,682	14,781	15,147	14,713	14,973
Total assets	$19,090	$18,127	$18,755	$19,432	$19,836

LSV Asset Management:
Equity and fixed-income programs (B)	$86,671	$84,492	$90,708	$90,849	$93,195

Total:
Equity and fixed-income programs (C)	$257,019	$251,883	$266,604	$266,938	$275,034
Collective trust fund programs	150,389	149,559	156,742	189,890	198,845
Liquidity funds	10,634	10,938	10,784	9,673	9,959
Total assets under management	$418,042	$412,380	$434,130	$466,501	$483,838
Client assets under advisement	5,395	5,687	7,692	9,522	9,810
Client assets under administration (D)	893,724	923,351	961,704	1,005,403	1,028,158
Platform-only assets	16,544	17,482	20,047	21,783	24,370
Total assets	$1,333,705	$1,358,900	$1,423,573	$1,503,209	$1,546,176
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during third-quarter 2024 include $1.7 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.3 billion of average assets invested in various asset allocation funds during third-quarter 2024.
(D)    In addition to the assets presented, SEI also administers an additional $8.5 billion of average assets in Funds of Funds assets during third-quarter 2024 on which SEI does not earn an administration fee.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2023	2023	2024	2024	2024
Investment Processing-related Businesses:
Private Banks	$2,176	$2,210	$247	$4,331	$9,417
Investment Managers	16,371	15,314	20,407	17,180	23,319
Total Investment Processing-related Businesses	$18,547	$17,524	$20,654	$21,511	$32,736

Asset Management-related Businesses:
Private Banks-AMD	$(543)	$(1,068)	$(85)	$(494)	$(854)
Investment Advisors	(1,238)	(5,277)	(942)	(3,299)	2,686
Institutional Investors	(5,780)	(4,151)	(4,649)	(1,787)	(576)
Total Asset Management-related Businesses	$(7,561)	$(10,496)	$(5,676)	$(5,580)	$1,256

Newer Initiatives:
Investments in New Businesses	$161	$1,432	$1,494	$(43)	$936

Total Net Recurring Sales Events	$11,147	$8,460	$16,472	$15,888	$34,928

Non-Recurring Sales Events

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2023	2023	2024	2024	2024
Investment Processing-related Businesses:
Private Banks	$1,162	$3,489	$2,613	$4,431	$8,796
Investment Managers	839	1,000	1,213	930	712
Total Investment Processing-related Businesses	$2,001	$4,489	$3,826	$5,361	$9,508

Newer Initiatives:
Investments in New Businesses	$1,307	$770	$987	$717	$1,976

Total Non-Recurring Sales Events	$3,308	$5,259	$4,813	$6,078	$11,484

Total Sales Events

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2023	2023	2024	2024	2024
Investment Processing-related Businesses:
Private Banks	$3,338	$5,699	$2,860	$8,762	$18,213
Investment Managers	17,210	16,314	21,620	18,110	24,031
Total Investment Processing-related Businesses	$20,548	$22,013	$24,480	$26,872	$42,244

Asset Management-related Businesses:
Private Banks-AMD	$(543)	$(1,068)	$(85)	$(494)	$(854)
Investment Advisors	(1,238)	(5,277)	(942)	(3,299)	2,686
Institutional Investors	(5,780)	(4,151)	(4,649)	(1,787)	(576)
Total Asset Management-related Businesses	$(7,561)	$(10,496)	$(5,676)	$(5,580)	$1,256

Newer Initiatives:
Investments in New Businesses	$1,468	$2,202	$2,481	$674	$2,912

Total Sales Events	$14,455	$13,719	$21,285	$21,966	$46,412